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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       Form 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                              The Securities Act of 1934



           Date of Report (Date of earliest event reported): March 25, 1997


                                  Cutter & Buck Inc.
                (Exact name of registrant as specified in its charter)




        Washington                 0-26608                    91-1474587
     (State or other          (Commission File #)           (I.R.S. Employer
       jurisdiction                                        Identification No.)
     of incorporation)


              2701 First Avenue, Suite 500, Seattle,  Washington  98121
                     (Address of principal executive offices)



    Registrant's telephone number, including area code:  (206) 622-4191




 ...............................................................................
            (Former name or former address, if changed since last report.)



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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     N/A

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     N/A

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

     N/A

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     N/A

ITEM 5.   OTHER EVENTS

     Cutter & Buck Inc. and Joey Rodolfo entered into a Transition Agreement dated as of March 25, 1997, which Agreement became effective as of April 4, 1997. The Transition Agreement provides, among other things, for the registration of 129,861 shares of Cutter & Buck Inc. stock owned by Mr. Rodolfo. The Transition Agreement also provides for his resignation from the Company's Board of Directors on April 4, 1997 and certain other matters. A copy of the Transition Agreement is attached hereto as
     Exhibit 10.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

     N/A

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     10. Transition Agreement dated as of March 25, 1997 between Cutter & Buck Inc. and Joey Rodolfo

ITEM 8.   CHANGE IN FISCAL YEAR

     N/A



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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Cutter & Buck Inc., Registrant

       April 7, 1997
          (Date)

                                   By        /s/  Martin J. Marks
                                      --------------------------------------
                                      Martin J. Marks, Senior Vice President,
                                      Chief Operating Officer





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                                  INDEX TO EXHIBITS


10. Transition Agreement dated as of March 25, 1997 between Cutter & Buck Inc. and Joey Rodolfo





















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